UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 15, 2024 (April 11, 2024)

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Office Address and Telephone Number	State of Incorporation or Organization	I.R.S. Employer Identification No.

001-38646	Dow Inc.	Delaware	30-1128146

2211 H.H. Dow Way, Midland, MI 48674

(989) 636-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Dow Inc.	Common Stock, par value $0.01 per share	DOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 11, 2024, Dow Inc. (“Dow” or the “Company”) held its 2024 Annual Meeting of Stockholders (“2024 Meeting”). As of the close of business on February 15, 2024, the record date for the 2024 Meeting, 703,268,115 shares of the Company’s common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote. A total of 577,782,128 shares of common stock were voted in person or by proxy, representing 82% of the shares entitled to be voted and constituting a quorum. Abstentions and broker non-votes were included in determining the presence of a quorum for the 2024 Meeting.

The Company’s Bylaws prescribe the voting standard for election of Directors as a majority of the votes cast in an uncontested election, such as this one, where the number of nominees does not exceed the number of Directors to be elected. Agenda Items must receive more for votes than against votes in order to be approved. Abstentions and broker non-votes were not counted and did not have an effect on the outcome of any matter except with respect to Agenda Item 3 (collectively, the “Voting Standard”).

Summary of Final Voting Results of the 2024 Meeting

The following is a summary of the final voting results on the matters considered and voted upon at the 2024 Meeting, all of which are described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 1, 2024 (the “Proxy Statement”).

In accordance with the Voting Standard, stockholders voted in favor of Agenda Item 1 (Election of Directors), with each of the twelve Director nominees named in the Proxy Statement receiving votes in favor of their election in the range of 93-98%. Stockholders voted in favor of each of the management proposals, as Agenda Item 2 (Advisory Resolution to Approve Executive Compensation) received 92% of the votes cast in favor of the resolution and Agenda Item 3 (Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2024) received 95% of the votes cast in favor of the resolution. Stockholders voted against each of the stockholder proposals, as Agenda Item 4 (Stockholder Proposal - Shareholder Right to Act by Written Consent) received 57% of the votes cast against the resolution and Agenda Item 5 (Stockholder Proposal - Single-Use Plastics Report) received 73% of the votes cast against the resolution. All percentages set forth above are rounded down to the nearest whole number.

The following are the detailed final voting results on each of the matters considered and voted upon at the 2024 Meeting, all of which are described in the Proxy Statement.

Agenda Item 1: Election of Directors

The Company’s stockholders elected the following twelve nominees to serve on the Board of Directors of the Company (the “Board”) until the 2025 Annual Meeting of Stockholders or until a successor is duly elected and qualified.

Director	For	Against	Abstain	Broker Non-Votes
Samuel R. Allen	448,695,763	10,606,961	2,234,540	116,244,864
Gaurdie E. Banister Jr.	452,510,296	6,939,402	2,087,566	116,244,864
Wesley G. Bush	448,945,330	10,497,604	2,094,330	116,244,864
Richard K. Davis	445,974,757	13,489,961	2,072,546	116,244,864
Jerri DeVard	448,518,371	10,940,337	2,078,556	116,244,864
Debra L. Dial	451,437,374	8,060,413	2,039,477	116,244,864
Jeff M. Fettig	432,805,508	26,626,287	2,105,469	116,244,864
Jim Fitterling	431,595,732	27,779,666	2,161,866	116,244,864
Jacqueline C. Hinman	438,479,182	21,016,827	2,041,255	116,244,864
Luis Alberto Moreno	452,046,792	7,397,197	2,093,275	116,244,864
Jill S. Wyant	452,830,659	6,674,186	2,032,419	116,244,864
Daniel W Yohannes	449,904,604	9,447,385	2,185,275	116,244,864

Agenda Item 2: Advisory Resolution to Approve Executive Compensation

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Proxy Statement. The Company’s stockholders voted at the 2020 Annual Meeting of Stockholders for a one-year frequency of future advisory votes to approve executive compensation. The next advisory vote will occur at the 2025 Annual Meeting of Stockholders.

For	Against	Abstain	Broker Non-Votes
422,429,128	35,440,317	3,667,819	116,244,864

Agenda Item 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024.

For	Against	Abstain	Broker Non-Votes
549,040,650	26,582,232	2,159,246	0

Agenda Item 4: Stockholder Proposal - Shareholder Right to Act by Written Consent

The Company’s stockholders did not approve the stockholder proposal for shareholder right to act by written consent.

For	Against	Abstain	Broker Non-Votes
196,721,939	260,772,831	4,042,494	116,244,864

Agenda Item 5: Stockholder Proposal - Single-Use Plastics Report

The Company’s stockholders did not approve the stockholder proposal for a single-use plastics report.

For	Against	Abstain	Broker Non-Votes
119,702,005	335,604,316	6,230,943	116,244,864

Section 7 - Regulation FD Disclosure

Item 7.01. Regulation FD Disclosure.

On April 11, 2024, the Company issued a press release announcing the preliminary results from the 2024 Meeting. A copy of the press release is attached hereto as Exhibit 99.1, which is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 8 - Other Events

Item 8.01. Other Events.

Board Leadership Structure

The Board elected Richard K. Davis to serve as Lead Director effective April 11, 2024, until the first Board meeting following the 2025 Annual Meeting of Stockholders or until a successor is duly elected and qualified.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed on the Exhibit Index are incorporated herein by reference.

Exhibit No.	Exhibit Description

99.1	Press release issued by Dow on April 11, 2024.

104	Cover Page Interactive Data File. The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded with the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW INC.

Date: April 15, 2024

/s/ AMY E. WILSON
Amy E. Wilson
General Counsel and Corporate Secretary